Exhibit 99.1

FOR IMMEDIATE RELEASE

TECO ENERGY CHANGES HARDEE SALE ACCOUNTING TREATMENT

Change results in no impact on 2003 total results

TAMPA, March 2, 2004 — TECO Energy, Inc. (NYSE:TE) today issued revised 2003 results to reflect the treatment of the sale of Hardee Power Partners as a component of continuing, rather than discontinued, operations and to reflect the 2003 sale of Hardee in the fourth quarter, rather than the third quarter. Hardee Power Partners (HPP), which owns the 370-megawatt combined cycle Hardee Power Station, was sold by TECO Energy to a privately held third party in the fall of 2003. Total net income (loss), cash flows, and non-GAAP results from continuing operations for 2003 remain unchanged by the revised accounting treatment. The company and its independent auditors, in connection with the annual audit of the company’s financial results, reevaluated the accounting originally applied in the third quarter As a result, TECO Energy has revised its 2003 results to reflect the $34.6 million after-tax gain on the sale of Hardee in continuing operations for the fourth quarter and to keep the Hardee net income of $9.0 million through September 30 in full-year continuing operations.

The accounting change moves $43.6 million for the year from discontinued operations to continuing operations. After the change, the overall TECO Energy year-to-date loss remains unchanged at $909.4 million. The loss on a per-share basis remained $5.05. The year-to-date loss from continuing operations is now $14.7 million compared with the previously reported loss of $58.3 million. The loss from continuing operations on a per-share basis was $0.08, compared to the previously reported loss of $0.32 per share. Discontinued operations, (which previously included the Union and Gila River power stations, TECO Coalbed Methane, Prior Energy, TECO Gas Services and HPP) now report a loss for the year of $890.4 million, excluding HPP, compared to the previously reported loss of $846.8 million, or a loss of $4.95 on a per-share basis compared to the previously reported $4.71 per share. The table below compares the previously reported results to the current accounting treatment.

Results from Hardee Power Partners included in continuing operations in the third quarter consist of net income of $2.9 million from operations. Results in the fourth quarter include the $34.6 million after-tax gain on the sale. Full-year results include the gain and net income of $9.0 million from operations in the first nine months.

	Three months ended Sept. 30		Three months ended Dec. 31		Twelve months ended Dec. 31
($ million)	Current	Previous	Current	Previous	Current	Previous
Net income (loss)	$(19.5)	$15.0	$(790.7)	$(825.2)	$(909.4)	$(909.4)
Net income (loss) discontinued operations	—	$37.4	$(786.7)	$(786.6)	$(890.4)	$(846.8)
Cumulative effect of change in accounting principle	$3.2	$3.2	—	—	$4.3	$4.3

Net income (loss) continuing operations	$(16.3)	$(19.2)	$(4.0)	$(38.6)	$(14.7)	$(58.3)

(Per share data)
Earnings (loss) per share	$(0.11)	$(0.11)	$(4.21)	$(4.39)	$(5.05)	$(5.05)
Earnings (loss) per share discontinued operations	—	$0.21	$(4.19)	$(4.19)	$(4.95)	$(4.71)
Cumulative affect of change in accounting principle	$0.02	$0.02	—	—	$0.02	$0.02

Earnings (loss) per share continuing operations	$(0.09)	$(0.08)	$(0.02)	$(0.20)	$(0.08)	$(0.32)

TECO Energy’s non-GAAP adjusted earnings are presented below. Results from Tampa Electric, Peoples Gas, TECO Transport and TECO Coal are not impacted by these accounting changes and remain unchanged from previous reporting. The impact of these changes is limited to the “Other Unregulated Companies” segment and discontinued operations.

Non-GAAP Earnings

Non-GAAP net income from continuing operations is unchanged from the February 9, 2004 earnings release for the fourth quarter and full year 2003. Fourth-quarter net income from continuing operations, excluding the charges identified in the following table, and the gain on sale and the operating results of Hardee was $26.3 million, compared to $59.9 million for the 2002 period. In 2003, net income from continuing operations, excluding these items, was $164.8 million, compared with $305.8 million for 2002.

The table below reconciles quarterly and year-to-date net income after elimination of the specified charges, and the gain on the sale and the operating results of Hardee. Management believes that this non-GAAP presentation provides useful supplemental information by providing a measure that is more closely related to the company’s ongoing operations.

Net Income Reconciliation:

($ millions)	Three months ended Dec. 31		Twelve months ended Dec. 31
	2003	2002	2003	2002
GAAP net income (loss)	$(790.7)	$50.1	$(909.4)	$330.1

Add change in accounting	—	—	4.3	—
Exclude discontinued operations	786.7	21.6	890.4	52.9

GAAP net income (loss) from continuing operations	$(4.0)	$28.5	$(14.7)	$277.2

Add unutilized tax credits	9.7	—	9.7	—
Add TWG cancelled project write-offs	9.0	—	9.0	—
Add TECO Solutions valuation	7.9	—	7.9	—
Add corporate restructuring costs	8.3	7.0	15.2	10.9
Add TMDP arbitration reserve	0.8	—	26.7	—
Add 2002 debt extinguishment costs	—	20.9	—	20.9
Add Hamakua FIN 46 accounting	3.2	—	3.2	—
Add 2002 ECKG valuation adjustment	—	5.8	—	5.8
Add FAS 142 adjustments	12.8	—	74.0	—
Add turbine write-offs	13.2	—	77.4	—
Subtract Hardee gain on sale	(34.6)	—	(34.6)	—
Subtract Hardee operating results	—	(2.3)	(9.0)	(9.0)

Non-GAAP net income from continuing operations (1)(2)	$26.3	$59.9	$164.8	$305.8

(1)	Excludes adoption of FAS 143, FAS 142 adjustments and items noted in table above.
(2)	A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flow that includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure GAAP so calculated and presented.

Included with this release are revised financial statements for the three months ended September 30 and December 31, 2003 and for the twelve months ended December 31, 2003. TECO Energy will reflect these changes in its Annual Report on Form 10-K, which will be filed on or before March 15, 2004.

TECO Energy is a diversified energy-related holding company headquartered in Tampa. Its principal businesses are Tampa Electric, Peoples Gas System, TECO Wholesale Generation, TECO Transport, TECO Coal and TECO Solutions. Additional information on the company is available on its website, www.tecoenergy.com

SEPTEMBER 2003

Figures appearing in these statements are presented as general information and not in connection with any sale or offer to sell or solicitation of an offer to buy any securities, nor are they intended as a representation by the company of the value of its securities. All figures reported are subject to adjustments as the annual audit by independent accountants may determine to be necessary and to the explanatory notes affecting income and balance sheet accounts contained in the company’s Annual Report on Form 10-K. Reference should also be made to information contained in that and other reports filed by TECO Energy, Inc. and Tampa Electric Company with the Securities and Exchange Commission.

TECO ENERGY, Inc.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(All significant intercompany transactions have been eliminated in the consolidated financial statements.)

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended September 30,
(thousands)	2003	2002	2003	2002	2003	2002
Revenues	$947,989	$731,007	$2,343,676	$2,015,323	$3,001,099	$2,589,399

Expenses
Operation	660,184	432,835	1,543,128	1,206,481	1,973,678	1,555,205
Maintenance	44,617	34,240	115,860	115,130	163,832	159,336
Asset Impairment	—	—	104,125	—	103,154	—
Goodwill Impairment	—	—	95,156	—	95,156	—
Restructuring Charges	11,032	—	11,032	—	21,463	—
Depreciation	104,364	79,613	280,585	234,500	349,492	313,328
Taxes, other than income	46,215	41,849	133,463	129,779	176,868	164,018

Total expenses	866,412	588,537	2,283,349	1,685,890	2,883,643	2,191,887

Income from operations	$81,577	$142,470	$60,327	$329,433	$117,456	$397,512

Other income (expense)
Allowance for other funds used during construction	3,929	6,877	15,665	16,894	23,698	19,529
Other income (expense), net	5,889	13,591	52,990	43,935	71,383	57,186
Loss on Debt Extinguishment	—	—	—	—	(34,125)	—
Loss on TPGC Joint Venture Termination	—	—	(153,933)	—	(153,933)	—
Contingent Arbitration Reserve	(32,000)	—	(32,000)	—	(32,000)	—
Earnings from equity investments	1,384	661	(2,014)	(1,243)	(6,775)	2,420

Total other income (expense)	(20,798)	21,129	(119,292)	59,586	(131,752)	79,135

Interest charges
Interest expense	103,578	35,163	239,343	108,604	275,391	150,398
Distribution on Preferred Securities	9,988	9,988	29,963	28,912	39,950	33,162
Allowance for borrowed funds used during construction	(1,518)	(2,655)	(6,050)	(6,524)	(9,152)	(7,542)

Total interest charges	112,048	42,496	263,256	130,992	306,189	176,018

Income before provision for income taxes	(51,269)	121,103	(322,221)	258,027	(320,485)	300,629

(Benefit)Provision for income taxes	(23,681)	8,301	(149,966)	(5,601)	(182,777)	(22,116)

Net income from continuing operations before minority interest	(27,588)	112,802	(172,255)	263,628	(137,708)	322,745

Minority Interest	11,275	—	34,691	—	34,691	—

Net income from continuing operations	(16,313)	112,802	(137,564)	263,628	(103,017)	322,745

Discontinued Operations
Income from discontinued operations	—	3,765	38,232	7,471	56,853	9,468
Income tax expense (benefit)-discontinued operations	—	(2,350)	15,062	(8,927)	18,146	(12,629)

Net income from discontinued operations	—	6,115	23,170	16,398	38,707	22,097

Cumulative effect of a change in accounting principle, net of tax	(3,233)	—	(4,344)	—	(4,344)	—

Net Income	$(19,546)	$118,917	$(118,738)	$280,026	$(68,654)	$344,842

Average common shares outstanding during the period (thousands)	179,469	156,126	177,469	146,432	175,566	144,579

Earnings per average common share outstanding:
Earnings per share from continuing operations — basic	$0.09	$0.72	$(0.78)	$1.80	$(0.59)	$2.23
Earnings per share — basic	$(0.11)	$0.76	$(0.67)	$1.91	$(0.39)	$2.38

Earnings per share from continuing operations — diluted	$0.09	$0.72	$(0.78)	$1.80	$(0.59)	$2.23
Earnings per share — diluted	$(0.11)	$0.76	$(0.67)	$1.91	$(0.39)	$2.38

TECO ENERGY, Inc.

CONSOLIDATED BALANCE SHEETS (Unaudited)

(All significant intercompany transactions have been eliminated in the consolidated financial statements.)

(thousands)	Sep. 30, 2003	Dec. 31, 2002
ASSETS
Current assets
Cash and cash equivalents	$409,154	$411,142
Restricted cash	113,858	1,624
Short-term investments	15,826	6
Receivables, less allowance for uncollectibles	439,104	422,655
Note receivable	—	235,071
Inventories, at average cost
Fuel	96,855	113,724
Materials and supplies	96,862	96,116
Current derivative asset	12,595	12,442
Prepayments and other current assets	68,741	30,426
Assets held for sale, current	21,143	—

Total current assets	1,274,138	1,323,206

Property, plant and equipment
Utility plant in service-electric	7,719,911	5,054,354
Utility plant in service-gas	768,513	746,731
Construction work in progress	1,177,406	1,556,838
Other property	851,411	857,403

	10,517,241	8,215,326
Accumulated depreciation	(2,341,410)	(2,310,653)
Valuation adjustment	—	—

Total property, plant and equipment, net	8,175,831	5,904,673

Other assets
Other investments	697,273	845,290
Investment in unconsolidated affiliates	344,363	149,169
Intangible asset	11,346	11,139
Goodwill	100,238	193,660
Long term derivative asset	5,169	122
Regulatory asset	184,350	163,234
Deferred income taxes	507,548	340,233
Deferred charges and other assets	170,989	147,711
Assets held for sale	141,466	—

Total other assets	2,162,742	1,850,558

Total assets	$11,612,711	$9,078,437

LIABILITIES AND CAPITAL
Current liabilities
Long-term debt due within one year
Recourse	$6,050	$106,359
Non-recourse	1,442,198	20,759
Notes payable	397,500	360,500
Accounts payable	417,342	377,426
Current derivative liability	44,770	3,948
Customer deposits	98,958	94,631
Interest accrued	97,277	49,774
Taxes accrued	13,059	95,845
Liabilities associated with held for sale, current	16,460	—

Total current liabilities	2,533,614	1,109,242

Other liabilities
Deferred income taxes	549,158	495,007
Investment tax credits	23,988	27,496
Accumulated reserve for cost of removal	—	440,633
Regulatory liability	555,651	98,079
Long term derivative liability	43,044	198
Other deferred credits and other liabilities	275,262	321,459
Liabilities associated with assets held for sale	98,291	—
Long-term debt, less amount due within one year
Recourse	3,658,724	3,112,714
Non-recourse	758,969	211,622
Preferred company securities	649,125	—
Minority interest	(126)	1,179
Preferred company securities	—	649,125

Capital
Common equity (outstanding 187,799,685 shares in 2003 and 175,841,512 shares in 2002)	2,487,700	2,642,776
Unearned compensation	(20,689)	(31,093)

Total liabilities and capital	$11,612,711	$9,078,437

Book value per share	$13.25	$15.03

TECO ENERGY, Inc.

SEGMENT INFORMATION (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended September 30,
(in millions)	2003	2002	2003	2002	2003	2002
Revenues (1)

Tampa Electric	$456.2	$439.1	$1,206.0	$1,198.1	$1,591.1	$1,517.3
Peoples Gas	103.2	74.4	324.9	237.1	405.9	302.9
TECO Power Services	266.5	98.5	447.8	229.2	528.5	287.1
TECO Transport	63.9	62.8	195.5	187.7	262.5	255.9
TECO Coal	72.3	82.9	225.9	244.1	298.9	326.0
Other unregulated companies	29.2	24.9	85.5	84.3	108.8	114.6

	991.3	782.6	2,485.6	2,180.5	3,195.7	2,803.8

Other/eliminations	(43.3)	(51.6)	(141.9)	(165.2)	(194.6)	(214.4)

Consolidated revenues	$948.0	$731.0	$2,343.7	$2,015.3	$3,001.1	$2,589.4

Net income (2)

Tampa Electric (3)	$53.3	$63.1	$83.8	$144.5	$111.1	$173.1
Peoples Gas	2.9	3.1	19.6	17.3	26.5	23.2
TECO Power Services (4)	(59.3)	25.6	(257.3)	39.4	(262.6)	41.5
TECO Transport	2.6	4.7	12.4	15.8	17.6	21.8
TECO Coal	18.4	21.7	64.9	58.8	82.6	77.2
Other unregulated companies	—	(1.0)	(1.0)	3.6	2.2	5.2
Other/financing/eliminations (5)	(34.2)	(4.4)	(60.0)	(15.8)	(80.4)	(19.3)

Net income from continuing operations	(16.3)	112.8	(137.6)	263.6	(103.0)	322.7

Discontinued operations (6)	—	6.1	23.2	16.4	38.7	22.1

Net income before cumulative effect of change in accounting principle	(16.3)	118.9	(114.4)	280.0	(64.3)	344.8

Cumulative effect of change in accounting principle, net of tax (7)	(3.2)	—	(4.3)	—	(4.3)	—

Net income (including internally allocated finance costs)	$(19.5)	$118.9	$(118.7)	$280.0	$(68.6)	$344.8

Average common shares outstanding during the period (thousands)	179,469	156,126	177,469	146,432	175,566	144,579

Notes:

1)	Revenues for all periods reflect the presentation of energy marketing related revenues on a net basis based on the deliberation of EITF 02-03, and the reclassification of TECO Coalbed Methane to Discontinued operations.
2)	Segment net income is reported on a basis that includes internally allocated financing costs.
3)	Net income for the 9-month and 12-month periods ended Sept. 30, 2003 for Tampa Electric included a $48.9 million after tax asset impairment charge related to turbine purchase cancellations.
4)	Net income for the 3 periods ended Sept. 30, 2003 for TECO Power Services included a $25.9 million after tax charge associated with the recognition of a reserve for an arbitration award against TMDP related to its indirect ownership interest of the Commonwealth Chesapeake Power Station. Net income for the 9-month and 12-month periods ended Sept. 30, 2003 for TPS also included a $61.2 million after tax charge for goodwill impairments, a $94.7 million after tax charge related to the partnership termination and resulting consolidation of the Union and Gila River stations and a $15.3 million after tax asset impairment charge for turbine purchase cancellations. In addition to all these charges, the 12-month period ended Sept. 30, 2003 also included a $5.8 million after tax charge related to the sale of TPS’ ECKG investments recorded in the fourth quarter of 2002.
5)	Net income for the 3-month period ended Sept. 30, 2003 for Other/financing/eliminations included the deferral of $18.0 million of tax credits related to the production of synthetic fuel at TECO Coal. The 9-month and 12-month periods ended Sept. 30, 2003 included the deferral of $28.5 million of tax credits primarily due to the uncertainty created by the IRS’ suspension of issuance of private letter rulings. The 12-month period ended Sept. 30, 2003 also included a $20.9 million after tax charge at TECO Energy for debt extinguishment.
6)	The 9-month and 12-month periods ended Sept. 30, 2003 included an after-tax gain on the sale of TECO Coalbed Methane’s assets of $22.7 million and $30.4 million, respectively.
7)	The 3 periods ended Sept. 30, 2003 included a $3.2 million after-tax charge for the cumulative effect of an accounting change to reflect the implementation of FAS 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. The 9-month and 12-month periods ended Sept. 30, 2003 also included a $1.1 million after-tax charge for the cumulative effect of an accounting change to reflect the adoption of FAS 143, Accounting for Asset Retirement Obligations.

DECEMBER 2003

Figures appearing in these statements are presented as general information and not in connection with any sale or offer to sell or solicitation of an offer to buy any securities, nor are they intended as a representation by the company of the value of its securities. All figures reported are subject to adjustments as the annual audit by independent accountants may determine to be necessary and to the explanatory notes affecting income and balance sheet accounts contained in the company’s Annual Report on Form 10-K. Reference should also be made to information contained in that and other reports filed by TECO Energy, Inc. and Tampa Electric Company with the Securities and Exchange Commission.

TECO ENERGY, Inc.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(All significant intercompany transactions have been eliminated in the consolidated financial statements.)

	Three Months Ended December 31,		Year-To-Date December 31,
(thousands)	2003	2002	2003	2002
Revenues	$633,763	$665,247	$2,739,965	$2,664,924

Expenses
Operation	444,809	428,791	1,773,882	1,626,843
Maintenance	46,600	47,004	152,401	162,134
Asset Impairment	40,937	—	145,062	—
Goodwill and Intangible Asset Impairment	27,506	—	122,662	—
Restructuring Charges	13,604	11,566	24,636	17,837
Depreciation	81,077	76,574	325,987	303,233
Taxes, other than income	43,067	43,346	175,222	173,065

Total expenses	697,600	607,281	2,719,852	2,283,112

Income from operations	(63,837)	57,966	20,113	381,812

Other income (expense)
Allowance for other funds used during construction	4,112	8,034	19,777	24,928
Other income (expense), net	72,939	(2,479)	114,548	18,973
Loss on Debt Extinguishment	—	(34,125)	—	(34,125)
Contingent Arbitration Reserve	—	—	(32,000)	—
Earnings from equity investments	(7,043)	3,172	(411)	5,500

Total other income (expense)	70,008	(25,398)	101,914	15,276

Interest charges
Interest expense	81,572	33,905	288,362	142,311
Distribution on Preferred Securities	9,987	9,988	39,950	38,900
Allowance for borrowed funds used during construction	(1,588)	(3,103)	(7,638)	(9,627)

Total interest charges	89,971	40,790	320,674	171,584

Income before provision for income taxes	(83,800)	(8,222)	(198,647)	225,504

(Benefit)Provision for income taxes	(65,670)	(36,675)	(135,150)	(51,673)

Net income from continuing operations before minority interest	(18,130)	28,453	(63,497)	277,177

Minority Interest	14,110	—	48,801	—

Net income from continuing operations	(4,020)	28,453	(14,696)	277,177

Discontinued Operations
Income from discontinued operations	(1,225,498)	28,572	(1,394,640)	60,344
Income tax expense (benefit)-discontinued operations	(438,850)	6,941	(504,274)	7,411

Net income from discontinued operations	(786,648)	21,631	(890,366)	52,933

Cumulative effect of a change in accounting principle, net of tax	—	—	(4,344)	—

Net Income	$(790,668)	$50,084	$(909,406)	$330,110

Average common shares outstanding during the period (thousands)	187,829	170,877	179,862	153,202

Earnings per average common share outstanding:
Earnings per share from continuing operations — basic	$(0.02)	$0.17	$(0.08)	$1.81
Earnings per share — basic	$(4.21)	$0.29	$(5.05)	$2.15
Earnings per share from continuing operations — diluted	$(0.02)	$0.17	$(0.08)	$1.81
Earnings per share — diluted	$(4.21)	$0.29	$(5.05)	$2.15

TECO ENERGY, Inc.

CONSOLIDATED BALANCE SHEETS (Unaudited)

(All significant intercompany transactions have been eliminated in the consolidated financial statements.)

(thousands)	December 31, 2003	December 31, 2002
ASSETS
Current assets
Cash and cash equivalents	$108,228	$411,142
Restricted cash	51,373	1,624
Short-term investments	6	6
Receivables, less allowance for uncollectibles	280,365	422,655
Note receivable	—	235,071
Inventories, at average cost
Fuel	88,215	113,724
Materials and supplies	82,522	96,116
Current derivative assets	21,061	12,442
Prepayments and other current assets	68,653	30,426
Assets held for sale, current	169,358	—

Total current assets	869,781	1,323,206

Property, plant and equipment
Utility plant in service-electric	5,245,634	5,054,354
Utility plant in service-gas	778,159	746,731
Construction work in progress	1,193,252	1,556,838
Other property	844,267	857,403

	8,061,312	8,215,326
Accumulated depreciation	(2,361,161)	(2,310,653)
Valuation adjustment	(21,118)	—

Total property, plant and equipment, net	5,679,033	5,904,673

Other assets
Other investments	16,509	845,290
Investment in unconsolidated affiliates	343,476	149,169
Intangible assets	4,930	11,139
Goodwill	71,188	193,660
Long term derivative assets	—	122
Regulatory assets	188,305	163,234
Deferred income taxes	1,051,509	340,233
Deferred charges and other assets	160,179	147,711
Assets held for sale	2,077,438	—

Total other assets	3,913,534	1,850,558

Total assets	$10,462,348	$9,078,437

LIABILITIES AND CAPITAL
Current liabilities
Long-term debt due within one year
Recourse	$6,050	$106,359
Non-recourse	25,496	20,759
Notes payable	37,500	360,500
Accounts payable	313,732	377,426
Current derivative liabilities	12,045	3,948
Customer deposits	101,405	94,631
Interest accrued	56,634	49,774
Taxes accrued	149,935	95,845
Liabilities associated with assets held for sale, current	1,544,368	—

Total current liabilities	2,247,165	1,109,242

Other liabilities
Deferred income taxes	498,028	495,007
Investment tax credits	22,819	27,496
Accumulated reserve for cost of removal	0	440,633
Regulatory liabilities	560,227	98,079
Long term derivative liabilities	—	198
Other deferred credits and other liabilities	364,060	321,459
Liabilities associated with assets held for sale	697,846	—
Long-term debt, less amount due within one year
Recourse	3,660,284	3,112,714
Non-recourse	83,237	211,622
Debt related to preferred securities	649,125	—
Minority interest	1,852	1,179
Preferred securities	—	649,125

Capital
Common equity (outstanding 187,792,475 shares in 2003 and 175,841,512 shares in 2002)	1,692,347	2,642,776
Unearned compensation	(14,642)	(31,093)

Total liabilities and capital	$10,462,348	$9,078,437

Book value per share	$9.01	$15.03

TECO ENERGY, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(All significant intercompany transactions have been eliminated in the consolidated financial statements.)

	Three Months Ended December 31,		Year-To-Date December 31,
(thousands)	2003	2002	2003	2002
Cash flows from operating activities
Net income	$(790,668)	$50,084	$(909,406)	$330,110

Adjustments to reconcile net income to net cash:
Depreciation	111,190	76,574	382,021	303,233
Deferred income taxes	(574,517)	(29,588)	(709,356)	(96,471)
Investment tax credit, net	(1,169)	(1,431)	(4,677)	(4,815)
Allowance for funds used during construction	(5,700)	(11,137)	(27,415)	(34,555)
Amortization of unearned compensation	5,683	5,285	18,278	13,936
Cumulative effect of a change in accounting principle, pretax	—	—	7,064	—
Gain on sale of business/assets, pretax	(65,261)	(15,106)	(147,534)	(15,106)
Equity in earnings of unconsolidated affiliates	8,060	11,359	13,771	15,306
Minority loss	(14,110)	—	(48,801)	—
Asset impairment, pretax	1,226,616	—	1,330,741	—
Goodwill impairment and intangible asset impairment, pretax	27,506	—	122,662	—
Contingent arbitration reserve, pretax	—	—	32,000	—
Loss on TPGC transaction, pretax	—	—	153,933	—
Deferred recovery clause	(2,771)	(2,985)	(27,266)	72,210
Refunded to customers	—	(254)	—	(6,382)
Receivables, less allowance for uncollectibles	78,906	26,850	96,422	(64,098)
Inventories	(12,498)	(4,883)	7,003	(39,369)
Prepayments and other current assets	20,231	(1,027)	(16,534)	6,272
Taxes accrued	73,441	(6,054)	34,498	24,114
Interest accrued	(25,626)	(29,825)	(60,705)	14,191
Accounts payable	(16,966)	68,973	(17,453)	98,255
Other	16,444	19,572	99,388	38,916

	58,791	156,407	328,634	655,747

Cash flows from investing activities
Capital expenditures	(130,118)	(273,429)	(590,608)	(1,065,179)
Allowance for funds used during construction	5,700	11,137	27,415	34,555
Purchase of minority interest	—	—	—	(9,928)
Net proceeds from sale of assets	20,757	103,276	188,779	103,276
Net proceeds from sale of business	107,718	—	107,718	—
Restricted cash	5	—	(63,453)	—
Investment in unconsolidated affiliates	(1,444)	(7,682)	(30,627)	(7,605)
Other non-current investments	4,284	(183,971)	(32,414)	(715,637)

	6,902	(350,669)	(393,190)	(1,660,518)

Cash flows from financing activities
Dividends	(35,686)	(62,355)	(165,225)	(215,795)
Common stock	800	209,686	136,632	572,574
Proceeds from long-term debt	5,618	373,871	655,060	1,758,396
Minority interest	12,153	—	44,371	—
Restricted cash	26,368	—	(5,850)	—
Repayment of long-term debt	(10,790)	(227,843)	(526,482)	(949,735)
Settlement of joint venture termination obligation	—	—	(33,534)	—
Net increase (decrease) in short-term debt	(360,000)	129,682	(323,000)	(278,400)
Issuance of preferred securities	—	—	—	435,651
Equity contract adjustment payments	(5,082)	(5,083)	(20,330)	(15,247)

	(366,619)	417,958	(238,358)	1,307,444

Net increase (decrease) in cash and cash equivalents	(300,926)	223,696	(302,914)	302,673
Cash and cash equivalents at beginning of period	409,154	187,446	411,142	108,469

Cash and cash equivalents at end of period	$108,228	$411,142	$108,228	$411,142

TECO ENERGY, Inc.

SEGMENT INFORMATION (Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2003	2002	2003	2002
Revenues (1)

Tampa Electric	$380.1	$385.1	$1,586.1	$1,583.2
Peoples Gas	83.5	81.0	408.4	318.1
TECO Wholesale Generation-Merchant	12.0	29.0	95.9	111.1
TECO Transport	65.1	66.9	260.6	254.6
TECO Coal	70.4	73.0	296.3	317.1
Other unregulated companies	52.0	82.9	263.5	297.7

	663.1	717.9	2,910.8	2,881.8

Other/eliminations	(29.3)	(52.7)	(170.8)	(216.9)

Consolidated revenues	$633.8	$665.2	$2,740.0	$2,664.9

Net income (1) (2)

Tampa Electric (3)	$15.1	$27.3	$98.9	$171.8
Peoples Gas (4)	4.9	6.9	24.5	24.2
TECO Wholesale Generation-Merchant (5)	(27.5)	(8.2)	(147.6)	(7.9)
TECO Transport	2.9	5.2	15.3	21.0
TECO Coal (6)	12.2	17.6	77.1	76.4
Other unregulated companies (7)	(11.9)	—	(5.4)	27.8
Other/financing/eliminations (8)	0.3	(20.3)	(77.5)	(36.1)

Net income from continuing operations	(4.0)	28.5	(14.7)	277.2

Discontinued operations (1) (9)	(786.7)	21.6	(890.4)	52.9

Cumulative effect of change in accounting principle, net of tax (10)	—	—	(4.3)	—

Net income	$(790.7)	$50.1	$(909.4)	$330.1

Average common shares outstanding during the period (thousands)	187,829	170,877	179,862	153,202

Notes:

1)	All periods have been adjusted to reflect the reclassification of results from operations to discontinued operations for: the Union and Gila River projects (formerly part of TWG Merchant); and TECO Coalbed Methane, Prior Energy and TECO Gas Services (all formerly part of Other unregulated).
2)	Segment net income is reported on a basis that includes internally allocated financing costs.
3)	Net income for the 3-month and 12-month periods ended Dec. 31, 2003 included after tax charges of $4.8 million and $6.1 million, respectively, for restructuring activities. The 12-month period ended Dec. 31, 2003 also included a $48.9 million after tax asset impairment related to turbine purchase cancellations. After tax restructuring charges included in the 3-month and 12-month periods ended Dec. 31, 2002 were $6.4 million and $10.3 million, respectively.
4)	Net income for the 3-month and 12-month periods ended Dec. 31, 2003 included after tax charges of $1.5 million and $2.6 million, respectively, to record expenses associated with restructuring activities.
5)	Net income for the 12-month period ended Dec. 31, 2003 for TWG Merchant operations included a $0.3 million after tax charge for expenses associated with restructuring activities, $61.2 million after tax charges to record goodwill impairments, and a $26.7 million after tax charge associated with the recording of a reserve for an arbitration award against TMDP related to its indirect ownership interest of Commonwealth Chesapeake Power Station. The 3-month and 12-month periods ended Dec. 31, 2002 included a $5.8 million after tax charge related to the sale of its ECKG investments and $0.6 million for restructing costs.
6)	Net income for the 3-month and 12-month periods ended Dec. 31, 2003 included a reversal of $7.0 million of tax credits which were not usable due to insufficient taxable income.
7)	Other unregulated net income for the 3-month and 12-month period ended Dec. 31, 2003 included after tax charges of $49.5 million and $67.7 million, respectively, related to restructuring costs, asset impairment and goodwill impairments, tax credit reversals and other non-recurring charges, and a $34.6 million after-tax gain on the sale of Hardee Power Partners.
8)	Net income for the 3-month period ended Dec. 31, 2003 for Other/financing/eliminations included the reversal of $28.5 million of deferred tax credits from previous quarters, and $7.8 million for unallocable interest expense related to TPGC discontinued operations. The 12-month period ended Dec. 31, 2003 included $25.5 million of unallocable TPGC related interest. The 12-month per ended Dec. 31, 2002 included a $20.9 million after tax charge at TECO Energy for debt extinguishment.
9)	Net income for the 3-month and 12-month periods ended Dec. 31, 2003 included $762.0 million in after-tax asset impairment charges associated with the designation of the TPGC projects as discontinued operations. The 12-months ended Dec. 31, 2003 also included an after-tax charge of $94.7 million related to the partnership termination and resulting consolidation of the Union and Gila River stations, and $22.8 million after-tax partial gain recognition on the sale of TECO Coalbed Methane’s assets.

The 12-month period ended Dec. 31, 2002 included a $7.7 million after tax gain on the first portion of the sale of the Coalbed Methane assets.

10)	The 12-month period ended Dec. 31, 2003 included a $3.2 million after tax charge for the cumulative effect of an accounting change to reflect the implementation of FAS 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity, and a $1.1 million after-tax charge for the cumulative effect of an accounting change to reflect the adoption of FAS 143, Accounting for Asset Retirement Obligations.

TAMPA ELECTRIC COMPANY

ELECTRIC OPERATING STATISTICS (Unaudited)

	Operating Revenues*			Sales — Kilowatt-hours*
Three Months Ended December 31,	2003	2002	Percent Change	2003	2002	Percent Change
Residential	$180,085	$181,797	(0.9)	1,905,129	1,933,422	(1.5)
Commercial	115,823	113,604	2.0	1,457,839	1,438,187	1.4
Industrial—Phosphate	16,239	18,877	(14.0)	318,519	349,227	(8.8)
Industrial—Other	22,256	21,382	4.1	327,657	312,096	5.0
Other sales of electricity	32,983	30,756	7.2	403,745	377,022	7.1
Deferred and other revenues	(3,462)	(7,710)	(55.1)	—	—	—

	$363,924	$358,706	1.5	4,412,889	4,409,954	0.1
Sales for resale	8,823	17,893	(50.7)	136,366	306,519	(55.5)
Other operating revenue	7,343	8,510	(13.7)	—	—	—

	$380,090	$385,109	(1.3)	4,549,255	4,716,473	(3.5)

Average customers	610,430	594,775	2.6	—	—	—

Retail Output to Line				4,496,823	4,439,674	1.3

	Operating Revenues*			Sales — Kilowatt-hours*
Year-To-Date December 31,	2003	2002	Percent Change	2003	2002	Percent Change
Residential	767,405	753,936	1.8	8,264,748	8,046,430	2.7
Commercial	460,060	459,569	0.1	5,860,214	5,831,617	0.5
Industrial — Phosphate	65,358	74,299	(12.0)	1,276,556	1,378,051	(7.4)
Industrial — Other	88,526	83,766	5.7	1,302,778	1,233,922	5.6
Other sales of electricity	124,865	117,370	6.4	1,538,020	1,435,125	7.2
Deferred and other revenues	(5,208)	(15,757)	(66.9)	—	—	—

	$1,501,006	$1,473,183	1.9	18,242,316	17,925,145	1.8
Sales for resale	41,590	67,669	(38.5)	691,085	1,083,712	(36.2)
Other operating revenue	43,525	42,384	2.7	—	—	—

	$1,586,121	$1,583,236	0.2	18,933,401	19,008,857	(0.4)

Average customers	604,900	590,199	2.5	—	—	—

Retail Output to Line				19,209,915	18,860,187	1.9

PEOPLES GAS SYSTEM

GAS OPERATING STATISTICS (Unaudited)

	Operating Revenues*		Percent Change	Therms*		Percent Change
Three Months Ended December 31,	2003	2002		2003	2002
By Customer Segment:
Residential	$25,495	$21,861	16.6	14,833	16,006	(7.3)
Commercial	34,390	31,804	8.1	90,637	83,257	8.9
Industrial	2,618	3,166	(17.3)	56,760	60,066	(5.5)
Off System Sales	10,896	14,430	(24.5)	27,848	31,504	(11.6)
Power generation	2,493	2,608	(4.4)	77,867	100,718	(22.7)
Other revenues	7,634	7,180	6.3	—	—	—

	$83,526	$81,049	3.1	267,945	291,551	(8.1)

By Sales Type:
System supply	$56,242	$54,387	3.4	63,668	70,503	(9.7)
Transportation	19,650	19,482	0.9	204,277	221,048	(7.6)
Other revenues	7,634	7,180	6.3	—	—	—

	$83,526	$81,049	3.1	267,945	291,551	(8.1)

Average customers	295,651	281,090	5.2	—	—	—

	Operating Revenues*		Percent Change	Therms*		Percent Change
Year-To-Date December 31,	2003	2002		2003	2002
By Customer Segment:
Residential	$105,668	$76,613	37.9	64,218	60,237	6.6
Commercial	143,687	122,336	17.5	354,821	327,639	8.3
Industrial	10,393	12,453	(16.5)	220,158	247,203	(10.9)
Off System Sales	104,506	67,868	54.0	186,094	176,555	5.4
Power generation	10,116	11,374	(11.1)	363,693	492,558	(26.2)
Other revenues	34,046	27,464	24.0	—	—	—

	$408,416	$318,108	28.4	1,188,984	1,304,192	8.8

By Sales Type:
System supply	$298,231	$214,636	38.9	337,274	332,504	1.4
Transportation	76,139	76,008	0.2	851,710	971,688	(12.3)
Other revenues	34,046	27,464	24.0	—	—	—

	$408,416	$318,108	28.4	1,188,984	1,304,192	(8.8)

Average customers	291,919	277,530	5.2	—	—	—

Contact:	News Media: Laura Plumb – (813) 228-1572
Investor Relations: Mark Kane – (813) 228-1772

Internet: http://www.tecoenergy.com